SCHEDULE 14A INFORMATION
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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THE SOUTHERN BANC COMPANY, INC. (Name of Registrant as Specified in its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[LETTERHEAD OF THE SOUTHERN BANC COMPANY, INC.]

October 18, 2002

Dear Fellow Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of The Southern Banc Company, Inc. to be held at the main office of The Southern Bank Company, formerly First Federal Savings and Loan Association of Gadsden, 221 S. 6th Street, Gadsden, Alabama, on Wednesday, November 13, 2002, at 5:00 p.m., local time. The attached Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the meeting.

During the meeting, we will also report on the operations of the Company’s subsidiary, The Southern Bank Company. Directors and officers of the Company will be present to respond to any questions the stockholders may have.

WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE, EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. Your vote is important, regardless of the number of shares you own. This will not prevent you from voting in person but will assure that your vote is counted if you do not attend the meeting. On behalf of your Board of Directors, I thank you for your interest and support.

Sincerely,

/s/ Gates Little Gates Little Chairman of the Board, President and Chief Executive Officer

THE SOUTHERN BANC COMPANY, INC.
221 S. 6th Street
Gadsden, Alabama 35901
(256) 543-3860

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on November 13, 2002

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of The Southern Banc Company, Inc. (the “Company”) will be held at the main office of The Southern Bank Company, 221 S. 6th Street, Gadsden, Alabama, at 5:00 p.m. on Wednesday, November 13, 2002.

A Proxy Card and a Proxy Statement for the Meeting are enclosed.

The Meeting is for the purpose of considering and acting upon:

1.  The election of three directors of the Company for terms to expire in 2005.

2.  The ratification of the appointment of KPMG LLP as independent public accountants of the Company for the fiscal year ending June 30, 2003.

3.  The transaction of such other business as may properly come before the Meeting or any adjournments thereof.

The Board of Directors is not aware of any other business to come before the Meeting.

Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Stockholders of record at the close of business on September 20, 2002 are the stockholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

You are requested to complete and sign the enclosed form of proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Peggy Smith PEGGY SMITH
Secretary

Gadsden, Alabama
October 18, 2002

IMPORTANT:    THE PROMPT RETURN OF PROXIES WILL SAVE YOUR COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. PLEASE ACT PROMPTLY.

PROXY STATEMENT
OF
THE SOUTHERN BANC COMPANY, INC.
221 S. 6th Street
Gadsden, Alabama 35901

ANNUAL MEETING OF STOCKHOLDERS
November 13, 2002

GENERAL

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Southern Banc Company, Inc. (the “Company”) to be used at the Annual Meeting of Stockholders of the Company (the “Meeting”) which will be held at the main office of The Southern Bank Company (the “Bank”), 221 S. 6th Street, Gadsden, Alabama, on Wednesday, November 13, 2002, at 5:00 p.m., local time. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about October 18, 2002.

VOTING AND REVOCABILITY OF PROXIES

Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company, at the address shown above, by filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting or by attending the Meeting and voting in person.

Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, properly executed proxies which have not been revoked will be voted FOR Proposal I to elect three nominees of the Board of Directors as directors of the Company and FOR Proposal II to ratify the appointment of KPMG LLP as the Company’s independent public accountants. If any other matters are properly brought before the Annual Meeting as to which proxies in the accompanying form confer discretionary authority, the persons named in the accompanying proxies will vote the shares represented thereby on such matters as determined by a majority of the Board of Directors. The proxies solicited by the Board of Directors confer discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, with respect to matters incident to the conduct of the Annual Meeting and with respect to any other matter presented to the Annual Meeting if notice of such matter has not been delivered to the Company in accordance with the Certificate of Incorporation and Bylaws. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxy cards as not voted (“broker no votes”) will not be counted as votes cast. Proxies marked as abstentions or as broker no votes, however, will be treated as shares present for purposes of determining whether a quorum is present.

The Company has retained Regan & Associates, Inc. to aid in the solicitation of proxies and to verify certain records related to the solicitation of proxies at a fee of $800.

VOTING SECURITIES AND BENEFICIAL OWNERSHIP

The securities entitled to notice of and to vote at the Meeting consist of the Company’s common stock, par value $.01 per share (the “Common Stock”). Stockholders of record as of the close of business on September 20, 2002 (the “Record Date”) are entitled to one vote for each share of Common Stock then held. As of the Record Date, there were 961,498 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of at least one-third of the total number of shares of Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Meeting.

Directors and executive officers of the Company and persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding their ownership of the Common Stock pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with the Company and the Securities and Exchange Commission (“SEC”). Based on such reports and certain other information received by the Company, the following table sets forth, as of the Record Date, certain information as to those persons who were believed to be beneficial owners of more than 5% of the Company’s outstanding shares of Common Stock and those shares that were believed to be beneficially owned by all directors and executive officers of the Company as a group.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Shares of Common Stock Outstanding
Jeffrey L. Gendell Tontine Financial Partners, L.P. Tontine Management, L.L.C. 200 Park Avenue, Suite 3900 New York, New York 10166	97,300	(1)	10.1%
All directors and executive officers as a group (8 persons)	225,394	(2)	23.4%

(1)	Based on a Schedule 13D filed in May 2000, Jeffrey L. Gendell, Tontine Financial Partners, L.P. and Tontine Management, L.L.C. have shared voting and dispositive power over the reported shares.
(2)
Includes exercisable stock options for 74,362 shares; does not include 29,636 unallocated shares held by the Employee Stock Ownership Plan (“ESOP”), does not include 14,430 shares held by the Company’s management recognition plan trust, of which Directors Dowling, Taylor and Keeling are trustees, does not include 51,308 shares held by the Company’s stock option and incentive plan trust, of which Directors Dowling, Taylor and Keeling are trustees.

PROPOSAL I—ELECTION OF DIRECTORS

General

The Board of Directors has nominated Thomas F. Dowling, III, Gates Little and Fred Taylor to serve as directors for a three-year period. All nominees are currently members of the Board. Under Delaware law, directors are elected by a plurality of all votes cast at a meeting at which a quorum is present. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why any nominee might be unavailable to serve. The Company’s Certificate of Incorporation requires that directors be divided into three classes, as nearly equal in number as possible, with approximately one-third of the directors elected each year.

The following table sets forth the names of the nominees for election as directors and the directors whose terms expire in future years. Also set forth is certain other information with respect to each person’s age, the year he first became a director, the expiration of his term as a director, and the number and percentage of shares of Common Stock beneficially owned.

Name	Age at June 30, 2002	Year First Elected as Director(1)		Current Term to Expire	Shares of Common Stock Beneficially Owned at the Record Date(2)	Percent of Class
BOARD NOMINEES FOR TERMS TO EXPIRE IN 2005
Thomas F. Dowling, III	65	1972		2002	22,953	2.4%
Gates Little	32	1994		2002	42,881	4.5%
Fred Taylor	75	1993		2002	18,642	1.9%
DIRECTORS CONTINUING IN OFFICE
Craig G. Cantrell	73	1961		2003	14,451	1.5%
James B. Little, Jr.	72	1957		2003	72,174	7.5%
Grady Gillam	78	1989		2004	14,451	1.5%
Rex G. Keeling, Jr.	59	1974		2004	18,542	1.9%
James B. Little, III	41	2000	(3)	2004	21,300	2.2%

(1)
Except for James B. Little, III, includes term of office as director of the Bank prior to formation of the Company as holding company for the Bank. All directors, other than James B. Little, III, were initially appointed as directors of the Company in 1995 in connection with the incorporation of the Company and also serve as directors of the Bank.

(2)
Includes exercisable stock options for 7,273, 8,455, 6,362, 4,771, 36,368, 4,771 and 6,362 shares held by Messrs. Dowling, Gates Little, Taylor, Cantrell, Little, Jr., Gillam and Keeling, respectively; does not include unallocated shares held by the ESOP; does not include shares held by the Company’s management recognition plan trust and stock option and incentive plan trust. See “Voting Securities and Beneficial Ownership” above.

(3)	James B. Little, III was appointed to the Board of Directors of the Company in 2000 to fill a vacancy. He does not serve as a director of the Bank.

Set forth below is information concerning the Company’s nominees for election as directors and continuing directors. Unless otherwise stated, all directors have held the positions indicated for at least the past five years.

Thomas F. Dowling, III is a dentist in private practice in Gadsden. He is a deacon of the First Baptist Church of Gadsden.

Gates Little joined the Bank in 1993 and served as Executive Vice President from 1998 until September 2000, when he was elected President and Chief Operating Officer. Previously, he served as Vice President of the Bank. In March 2001, he became Chief Executive Officer of the Bank. Mr. Little served as Vice President of the Company from 1995 until April 2001 when he was elected President and Chief Executive Officer. Mr. Little is the son of James B. Little, Jr. and the brother of James B. Little, III.

Fred Taylor is a realtor and owner of Taylor Realty, located in Albertville. Mr. Taylor is a member of the First Baptist Church in Albertville, the National Real Estate Association, the Alabama Realtors and the Marshall County Board of Realtors.

Craig G. Cantrell is a retired physician. From 1957 to 1992, Dr. Cantrell was in private practice specializing in internal medicine. Dr. Cantrell is a Deacon of the First Baptist Church in Gadsden.

James B. Little, Jr. joined the Bank in 1957 and served as its Chief Executive Officer from 1966 until March 2001 and its Chairman of the Board from 1976 until March 2001. Mr. Little also served as President of the

Bank from 1966 until September 2000. He is currently Investment Officer of the Bank. Mr. Little served as Chairman of the Board, President and Chief Executive Officer of the Company from 1995 until April 2001 when he became a Vice President of the Company. Mr. Little is a member of the Gadsden Chamber of Commerce. Mr. Little is the father of Gates Little and James B. Little, III.

Grady Gillam is retired. Prior to his retirement in 1984, Mr. Gillam was employed as President of the American National Bank of Gadsden, Alabama.

Rex G. Keeling, Jr. is a pharmacy consultant and former pharmacy owner for over 30 years. Mr. Keeling is an investor in residential and commercial real estate. He also serves as a volunteer football coach for local high schools and colleges.

James B. Little, III is founder and has been a partner of New Capital Partners, LLC, a private equity firm which invests in privately held companies throughout the southeast, since May 2000. Previously, Mr. Little founded and was President and Chief Executive Officer of Momentum Health Services, Inc. (1997-1999) and, prior to that, was President and Chief Executive Officer of Trident Health Systems, L.L.C. (1995-1996). Mr. Little also serves on the boards of Electronic Healthcare Systems, Inc., Progressive Systems, Inc., Push Design, Inc., and Le Carte.com. Mr. Little is the son of James B. Little, Jr. and the brother of Gates Little.

Committees of the Board of Directors

The Boards of Directors of the Company and the Bank hold regular monthly meetings and special meetings as needed. During the year ended June 30, 2002, the respective Boards met six and 12 times. No director attended fewer than 75% in the aggregate of the total number of meetings of the Boards held while he was a member during the year ended June 30, 2002 and the total number of meetings held by committees on which he served during such fiscal year.

The Compensation Committee of the Company’s Board of Directors most recently consisted of Messrs. Dowling and Gillam. This committee, which reviews the performance of the employees of the Company and its subsidiaries and makes recommendations to the Board of Directors regarding employee compensation, met once regarding compensation for fiscal 2002.

During the year ended June 30, 2002, the Company’s full Board of Directors acted as the Audit Committee and met once in this capacity. As the Audit Committee, the Board of Directors monitors the integrity of the Company’s financial statements and the independence and performance of the Company’s independent auditors. A majority of the members of the Board of Directors and the Audit Committee are “independent directors” as defined in the listing standards of The American Stock Exchange. The Audit Committee Charter is available upon request. See “—Report of the Audit Committee.”

The Company does not have a standing nominating committee. The Company’s full Board of Directors acts as a nominating committee under the Company’s Certificate of Incorporation and met one time in this capacity to select the nominees for election as directors at the Meeting. While the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited recommendations from stockholders for nominees, nor has it established any procedures for this purpose.

Director Compensation

The Company’s directors meet on a quarterly basis and receive $300 per meeting. For fiscal 2002, the Company’s directors’ fees totaled $9,300. The Bank’s directors receive fees of $700 per monthly meeting attended and $350 per committee meeting attended. Directors may miss up to two monthly meetings and still receive the monthly fee. For fiscal 2002, the Bank’s directors’ fees totaled $59,500.

Executive Compensation

Summary Compensation Table.    The following table sets forth cash and non-cash compensation for each of the fiscal years ended June 30, 2002 and 2001 awarded to or earned by the Company’s President and Chief Executive Officer for services rendered in all capacities to the Company and its subsidiaries. No executive officer earned in excess of $100,000 in salary and bonus.

		Annual Compensation				Long-Term Compensation Awards
Name and Principal Position	Fiscal Year	Salary (1)	Bonus		Other Annual Compensation	Restricted Stock Awards		Securities Underlying Options	All Other Compensation(2)
Gates Little President and Chief Executive Officer(3)	2002 2001	$99,600 72,766	$	— 7,500	$51 —	$	— —	— —	$19,128 11,300

(1)	Includes directors’ fees of $9,600 for fiscal 2002.
(2)
Includes contributions to the Bank’s defined contribution qualified pension plan, pursuant to which the Bank contributes 5% of each employee’s annual salary and bonus to an IRA account, and ESOP share allocations, valued at the respective fiscal year ends.

(3)	Mr. Little served as Vice President of the Company until April 2001 when he became President and Chief Executive Officer.

Stock Options.    The following table sets forth information regarding the number and value of options held by the Company’s President and Chief Executive Officer at the end of fiscal 2002. No options were granted to or exercised by such officer during the year.

	Number of Securities Underlying Unexercised Options at Fiscal Year-End		Value of Unexercised In-the-Money Options at Fiscal Year-End(1)
	Exercisable	Unexercisable	Exercisable	Unexercisable
Gates Little	8,455	2,000	$6,600	—

(1)
Based on difference between exercise prices of $11.69 and $14.56 and closing price on June 30, 2002 ($12.90). Options are in-the-money if the fair market value of the underlying securities exceeds the exercise price of the option.

Employment Agreements.    In April 2001, the Company amended its employment agreement with James B. Little, Jr., its former President and Chief Executive Officer, to provide that thereafter Mr. Little shall serve as Vice President of the Company. In addition, in September 2000, the Bank amended its separate employment agreement with Mr. Little to provide that he shall serve thereafter as Chief Executive Officer of the Bank. Mr. Little is also a director of the Company and the Bank.

In April 2001, the Company amended its employment agreement with Gates Little, its former Vice President, to provide that thereafter Mr. Little shall serve as President and Chief Executive Officer of the Company. In addition, in March 2001, the Bank amended its separate employment agreement with Mr. Little to provide that he shall serve thereafter as President and Chief Executive Officer of the Bank.

The agreements provide for terms of three years, with a minimum annual base salary of $30,000 per year for James B. Little, Jr., and $90,000 per year for Gates Little. On each anniversary date from the date of commencement of the agreements, the terms of employment will be extended to a date up to 36 months thereafter, upon a determination by the Boards of Directors that the performance of the employee has met the required performance standards and that such agreements should be extended. Additionally, the agreements provide for an automatic 36-month extension of the term upon the occurrence of a “Change in Control” (as defined below). The agreements provide for a salary review by the Boards of Directors not less often than annually, as well as inclusion in any discretionary bonus plans, retirement and medical plans, customary fringe benefits and vacation and sick leave. The agreements will terminate upon the employee’s death or disability and are terminable for “just cause” as defined in the agreements (for example, personal dishonesty, willful misconduct or material breach of the agreements). In the event of termination for just cause, no severance benefits are available. In addition, James B. Little, Jr. will be entitled to employer-paid family medical insurance until he reaches age 72, regardless of his employment status. If the Company or the Bank terminates the employee without just cause, he will be entitled to a continuation of his salary and benefits from the date of termination through the remaining terms of the agreements plus his salary only for an additional 12-month period (but not in an aggregate amount in excess of three times his five years’ average annual compensation). If the agreements are terminated due to the employee’s disability (as defined in the employment agreements), his salary and benefits will terminate. In the event of the employee’s death during the terms of the agreements, his estate will be entitled to receive his salary through the end of the month in which his death occurs. Severance benefits will be paid in a lump sum or in installments, as he elects. The employee is able to terminate the agreements voluntarily by providing 90 days’ written notice to the Boards of Directors of the Company and the Bank, in which case he is entitled to receive only his compensation, vested rights and benefits up to the date of termination. However, in the event the employee voluntarily terminates his employment within 90 days following the occurrence of one of the following events (other than in connection with a “Change in Control”) (i) a material reduction in his base compensation, (ii) the failure to continue to provide him with the compensation and benefits provided for under the agreements or with benefits substantially similar to those provided to him under an employee benefit plan of the Bank in which he is a participant, or the taking of any action that would directly or indirectly reduce any of such benefits or deprive him of any material fringe benefit enjoyed by him, (iii) the assignment to him of duties and responsibilities materially different from those normally associated with his position, or (iv) a material diminution or reduction in his responsibilities or authority, he will be entitled to those benefits and payments he would be entitled to receive if he had been involuntarily terminated without just cause.

The agreements contain provisions stating that in the event of the employee’s involuntary or constructive termination of employment in connection with, or within 6 months before or 24 months after, any “Change in Control” of the Company or the Bank, other than for just cause, he will be paid within 10 days of such termination an amount equal to the difference between (i) 2.99 times his base amount (as defined in Section 280G(b)(3) of the Internal Revenue Code) and (ii) the sum of any other parachute payments (as defined under Section 280G(b)(2) of the Internal Revenue Code) that he receives on account of the change in control. Under the agreements, a “Change in Control” is defined as (i) the acquisition, by any person or entity, of the ownership or power to vote more than 25% of the Company’s or the Bank’s voting stock, (ii) the control of the election of a majority of the Company’s or the Bank’s directors, (iii) the exercise of a controlling influence over the management or policies of the Company or the Bank, or (iv) during any consecutive two-year period, directors of the Company or the Bank at the beginning of such period cease to constitute two-thirds of the Board of Directors of the Company or the Bank, unless the election of replacement directors was approved by a two-thirds vote of the initial directors then in office. The agreements provide that the amount to be paid to the employee in the event of such an involuntary termination will be paid in one lump sum within 10 days of such termination. The agreements also provide for a similar lump sum payment to be made in the event of the employee’s voluntary termination of employment for any reason within 30 days of a Change in Control upon the occurrence, or within 90 days thereafter, of certain specified events following the Change in Control which have not been consented to in advance in writing by him, including (i) the requirement that he move his personal residence or perform his principal executive functions more than 30 miles from the Bank’s primary office as of the date of the Change in Control, (ii) a material reduction in his base compensation as then in effect, (iii) the failure to continue to provide him with compensation and benefits substantially similar to those provided to him under any of the employee benefit plans in which he is or becomes a participant or under his employment agreements, or the taking of any action by the Company or the Bank which would directly or indirectly deprive him of any material fringe benefit enjoyed by him as of the date of the Change in Control, (iv) the assignment to him of duties and responsibilities which are other than those normally associated with his position with the Bank, (v) a material reduction in his authority and responsibility, (vi) the failure to re-elect him to the Board of Directors, or (vii) a material reduction in his secretarial or administrative support. The aggregate payments that would be made assuming termination of employment under the foregoing circumstances at June 30, 2002 would have been approximately $178,000 to James B. Little, Jr. and $236,000 to Gates Little. These provisions may have an anti-takeover effect by making it more expensive for a potential acquiror to obtain control of the Company. If the employee were to prevail over the Company and the Bank in a legal dispute with respect to the agreements, he would be reimbursed for his legal and other expenses.

Transactions with Management

The Bank offers loans to directors, officers and other employees of the Company and the Bank. These loans are made in the ordinary course of business on substantially the same terms, including collateral, interest rates and repayment terms as those prevailing for comparable transactions with non-affiliated persons. It is management’s belief that these loans do not involve more than the normal risk of collectibility or present other unfavorable features. At June 30, 2002, the Bank’s loans to directors and executive officers totaled approximately $97,000.

Report of the Audit Committee

In accordance with its written Audit Committee Charter, as adopted by the Board of Directors, the Audit Committee (the “Committee”) is responsible for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. During the fiscal year ended June 30, 2002, the full Board met as the Committee one time, and the Committee discussed the interim financial information contained in each Quarterly Report on Form 10-QSB with management and the independent auditors prior to the public release.

In discharging its oversight responsibility as to the audit process, the Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors’ independence. The Committee also discussed with management and the independent auditors the quality and adequacy of the Company’s internal controls and the internal audit function’s organization, responsibilities, budget and staffing. The Committee reviewed with the independent auditors their audit plans, audit scope, and identification of audit risks.

The Committee reviewed and discussed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees,” and, with and without management present, discussed and reviewed the results of the independent auditors’ examination of the financial statements.

The Committee reviewed and discussed the audited financial statements of the Company as of and for the fiscal year ended June 30, 2002, with management and the independent auditors. Management has the responsibility for the preparation of the Company’s financial statements, and the independent auditors have the responsibility for the examination of those statements.

Based on the above-mentioned review and discussions with management and the independent auditors, the Committee determined that the Company’s audited financial statements be included in its Annual Report on Form 10-KSB for the fiscal year ended June 30, 2002, for filing with the Securities and Exchange Commission (“SEC”). The Committee recommended the dismissal of Arthur Andersen LLP and the appointment of KPMG LLP in July 2002, as well as the reappointment of KPMG LLP as the Company’s independent auditors for the fiscal year ending June 30, 2003, subject to ratification of such reappointment by the Company’s stockholders.

The Committee is currently revising the Audit Committee Charter to reflect requirements of the Sarbanes-Oxley Act of 2002. It is expected that the revised Charter will not be completed until relevant rules have been adopted by the SEC. The Audit Committee Charter also will be revised to comply with proposed new requirements of the American Stock Exchange upon their adoption.

September 19, 2002	Craig G. Cantrell	Gates Little
	Thomas F. Dowling, III	James B. Little, Jr.
	Grady Gillam	James B. Little, III
	Rex G. Keeling, Jr.	Fred Taylor

PROPOSAL II—RATIFICATION OF APPOINTMENT OF
INDEPENDENT PUBLIC ACCOUNTANTS

Change in Independent Public Accountants

Effective July 23, 2002, the Company dismissed its independent accountants, Arthur Andersen LLP (“Andersen”), and appointed KPMG LLP (“KPMG”) as its new independent accountants. This determination followed the Company’s decision to seek proposals from independent accountants to audit the Company’s financial statements for the fiscal year ended June 30, 2002. The decision to dismiss Andersen and to retain KPMG was approved by the Company’s Board of Directors upon the recommendation of its Audit Committee. Andersen’s report on the Company’s 2001 financial statements was issued in August 2001, in conjunction with the filing of the Company’s Annual Report on Form 10-KSB for the fiscal year ended June 30, 2001.

During the Company’s two most recent fiscal years ended June 30, 2001, and the subsequent interim period through July 23, 2002, there were no disagreements between the Company and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to Andersen’s satisfaction, would have caused Andersen to make reference to the subject matter of the disagreement in connection with its reports.

The audit reports of Andersen on the consolidated financial statements of the Company and subsidiaries as of and for the fiscal years ended June 30, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s two most recent fiscal years ended June 30, 2001, and the subsequent interim period through July 23, 2002, the Company did not consult with KPMG regarding any of the matters or events set forth in Item 304(a) (2)(i) and (ii) of Regulation S-B.

The Company requested Andersen to furnish a letter addressed to the Board of Directors of the Company stating whether Andersen agrees with the above statements. The Company was informed that Andersen was no longer providing such letters.

Ratification of Appointment

KPMG, which audited the Company’s annual financial statements for the fiscal year ended June 30, 2002, has been appointed to be the Company’s independent public accountants for the 2003 fiscal year, subject to ratification by the Company’s stockholders. A representative of KPMG is not expected to be present at the Annual Meeting.

Fees billed to the Company and the Bank by KPMG and Andersen were as follows:

Audit Fees:    The aggregate fees billed for professional services rendered by KPMG in connection with the audit of the Company’s annual financial statements for the fiscal year ended June 30, 2002 totaled $36,300 and the aggregate fees billed by Andersen for reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-QSB for the 2002 fiscal year totaled $9,000.

Financial Information Systems Design and Implementation Fees:    The Company and the Bank did not engage KPMG or Andersen to provide advice regarding financial information systems design and implementation during the fiscal year ended June 30, 2002.

All Other Fees:    The aggregate fees billed for tax related services by Andersen relating to the fiscal year ended June 30, 2002 were $12,075. No such fees have been billed by KPMG.

The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of the Company’s independent public accountants.

Ratification of the appointment of the independent public accountants must be approved by a majority of the votes cast by the stockholders of the Company at the Meeting. The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of KPMG as independent public accountants of the Company for the fiscal year ending June 30, 2003.

SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

Pursuant to regulations promulgated under the Exchange Act, the Company’s officers, directors and persons who own more than 10% of the outstanding Common Stock are required to file reports detailing their ownership and changes of ownership in such Common Stock, and to furnish the Company with copies of all such reports. Based on the Company’s review of such reports which the Company received during the last fiscal year, or written representations from such persons that no annual report of change in beneficial ownership was required, the Company believes that, during the last fiscal year, all persons subject to such reporting requirements have complied with the reporting requirements.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement and matters incident to the conduct of the Meeting. Properly executed proxies in the accompanying form that have not been revoked confer discretionary authority on the persons named therein to vote at the direction of a majority of the Board of Directors with respect to matters incident to the conduct of the Meeting and with respect to any other matter presented to the Meeting if notice of such matter has not been delivered to the Company in accordance with the Certificate of Incorporation, which provides an advance notice procedure for certain business to be brought before an annual meeting of stockholders. Under the Certificate of Incorporation and SEC rules, if a stockholder notifies the Company after October 14, 2002 of such stockholder’s intent to present a proposal at the Meeting, the persons named in the accompanying proxy may exercise such discretionary voting authority if the proposal is raised at the Meeting without any discussion of the matter in this Proxy Statement.

MISCELLANEOUS

The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

STOCKHOLDER PROPOSALS

In order to be eligible to be considered for inclusion in the proxy materials of the Company for the Annual Meeting of Stockholders for the fiscal year ending June 30, 2003, which will be held on or about November 12, 2003, any stockholder proposal to take action at such meeting must be received at the Company’s executive office at 221 S. 6th Street, Gadsden, Alabama 35901, no later than June 20, 2003. With respect to the 2003 Annual Meeting of Stockholders of the Company, if notice of a stockholder proposal, which the stockholder has not previously sought to include in the Company’s proxy statement, is not received by October 13, 2003, management proxies will be allowed to use their discretionary authority to vote on such proposal without any discussion of the matter in the proxy statement.

Nothing herein shall be deemed to require the Company to include in its proxy statement and proxy relating to an annual meeting, or to consider and vote upon at such meeting, any stockholder proposal which does not meet all of the requirements established by the SEC or the Company’s Certificate of Incorporation or Bylaws in effect at the time such proposal is received. The Company’s Certificate of Incorporation provides that due notice of business to be brought before an annual meeting by a stockholder must be submitted in writing to the Secretary of the Company not less than 30 nor more than 60 days prior to the date of any such meeting; provided, however, that if less than 40 days’ notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Company not later than the close of business on the tenth day following the day on which notice of the meeting was mailed to stockholders.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Peggy Smith PEGGY SMITH SECRETARY

Gadsden, Alabama
October 18, 2002

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 2002 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, THE SOUTHERN BANC COMPANY, 221 S. 6th STREET, GADSDEN, ALABAMA 35901.

REVOCABLE PROXY
THE SOUTHERN BANC COMPANY, INC.

ANNUAL MEETING OF STOCKHOLDERS
November 13, 2002

The undersigned hereby appoints Craig G. Cantrell and Rex G. Keeling, Jr., or either of them, with full powers of substitution, to act as proxies for the undersigned, to vote all shares of Common Stock of The Southern Banc Company, Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the main office of The Southern Bank Company, 221 S. 6th Street, Gadsden, Alabama on Wednesday, November 13, 2002 at 5:00 p.m., local time, and at any and all adjournments thereof, as follows:

		FOR	WITHHOLD	FOR ALL EXCEPT

1.	The election as directors of all nominees listed below (except as marked to the contrary below):	☐	☐	☐

Nominees for Terms to Expire in 2005

Tomas F. Dowling, Gates Little Fred Taylor

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “FOR ALL EXCEPT” and write that nominee’s name in the space provided below. ________________________

		FOR	AGAINST	ABSTAIN

2.	Ratification of the appointment of KPMG LLP as independent public accountants of the Company for the fiscal year ending June 30, 2003.	☐	☐	☐

3.	Such other matters as may properly come before the Annual Meeting or any adjournment thereof

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE LISTED PROPOSITIONS.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING AS TO WHICH THIS PROXY CONFERS DISCRETIONARY AUTHORITY, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY AS DETERMINED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING AND ANY OTHER MATTER PRESENTED TO THE ANNUAL MEETING IF NOTICE OF SUCH MATTER HAS NOT BEEN DELIVERED TO THE COMPANY IN ACCORDANCE WITH THE CERTIFICATE OF INCORPORATION AND BYLAWS.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

Please be sure to sign and date this proxy in the box below.	Date

Stockholder sign above	Co-holder (if any) sign above

Should the above signed be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

The above signed stockholder acknowledges receipt from the Company, prior to the execution of this proxy, of Notice of the Annual Meeting, a Proxy Statement dated October 18, 2002, and an Annual Report to Stockholders.

Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

PLEASE ACT PROMPTLY
SIGN, DATE AND MAIL YOUR PROXY CARD TODAY